UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 12, 2008

deCODE genetics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

000-30469

04-3326704
(State or Other Juris-	(Commission	(I.R.S. Employer
diction of Incorporation)	File Number)	Identification No.)

Sturlugata 8, IS-101 Reykjavík, Iceland
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code +354-570-1900

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

                        ☐            Written communications pursuant to Rule 425 under the Securities Act

                        ☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

                        ☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

                        ☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02                                 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain
Officers.

                        On February 12, 2008, in connection with its review of executive compensation, the Compensation Committee of deCODE genetics, Inc. (“deCODE”) approved an increase in the base salary of Lance Thibault, deCODE’s chief financial officer, from $300,000 to $360,000.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

deCODE genetics, Inc.

By:	/s/ KARI STEFANSSON
Kari Stefansson,
President, Chief Executive Officer

Dated:  February 18, 2008